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                          Securities and Exchange Commission

                               Washington, D.C.  20549


                                       Form 8-K

                                    Current Report

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) JUNE 18, 1997
                                                             -------------

                               LCI INTERNATIONAL, INC.
                               -----------------------

                (Exact name of registrant as specified in its charter)

    DELAWARE                      0-21602                  13-3498232
    --------                      -------                  ----------
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

          8180 GREENSBORO DRIVE, SUITE 800, MCLEAN, VA                22102
         --------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)

         Registrant's Telephone Number, including area code:  (703) 442-0220

                                         N/A
                  -------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 (Registration No. 33-96186), which was declared effective on March 10, 1997, and the Registrant's Registration Statement on Form S-3 filed on June 18, 1997 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (Registration No. 333-29453).

EXHIBIT NO.        DESCRIPTION
-----------        -----------

1(a) Underwriting Agreement, dated as of June 18, 1997, by and among LCI International, Inc. and Lehman Brothers Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Capital Markets, Inc., as representatives of the several underwriters named in Schedule 1 thereto.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LCI International, Inc.

                                            By:  /s/ Lee M. Weiner
                                                 -----------------
                                                 Lee M. Weiner
                                                 Vice President and
                                                 General Counsel

Dated:  June 20, 1997

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                                    EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

1(a) Underwriting Agreement, dated as of June 18, 1997, by and among LCI International, Inc. and Lehman Brothers Inc., Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Capital Markets, Inc., as representatives of the several underwriters named in Schedule 1 thereto.